SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                         Date of Report: April 19, 2005
                        (Date of earliest event reported)

                               BECOMING ART, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-51125              Applied For
(State or other jurisdiction of  (Commission File No.)      (IRS Employer
       incorporation)                                    Identification No.)

                               867 West 8th Avenue
                   Vancouver, British Columbia, Canada V5Z 1E3
                    (Address of Principal Executive Offices)

                                 (604) 727-8402
               Registrant's telephone number including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective as of April 19, 2005, we entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among us, 20/20 Acquisition, Inc., a Delaware corporation that is a newly-formed, wholly-owned subsidiary of ours ("20/20 Acquisition"), and 20/20 Technologies, Inc., a Delaware corporation ("20/20"). Pursuant to the Merger Agreement, we will acquire all of the outstanding capital stock of 20/20 through the merger (the "Merger") of 20/20 Acquisition with and into 20/20, with 20/20 being the surviving corporation. The Merger is subject to certain conditions including, among other things, approval of 20/20's stockholders. There can be no assurance that the Merger will be completed as contemplated, if at all.

      Set forth below is a summary of the material terms of the Merger Agreement which is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Merger Structure

      Pursuant to the Merger Agreement, subject to satisfaction of certain conditions, 20/20 will be merged with and into 20/20 Acquisition, and 20/20 will continue as the corporation surviving the Merger. As a result of the Merger, we will acquire 100% of the outstanding stock of 20/20, and 20/20 will become our wholly-owned subsidiary. As consideration for the shares of 20/20, we will issue to the stockholders of 20/20 shares of our common stock ("Common Stock") in exchange for their outstanding shares of 20/20 common stock and preferred stock. We will also reserve shares of our Common Stock to be issued upon the exercise of options, warrants and other rights to acquire shares of 20/20. Additionally, in connection with the Merger, the charter and bylaws of 20/20 Acquisition that are in effect prior to the Merger will be the charter and bylaws of the surviving corporation after the Merger, until later amended as provided therein and under applicable law.

The consummation of the Merger is subject to certain closing conditions summarized below under the section, "Conditions to Closing." One such closing condition is that simultaneous with the closing of the Merger, we consummate the initial closing of our current offering of Units (the "Offering"). Pursuant to the Offering, we are offering for sale a minimum of 90 Units (the "Minimum Offering") and a maximum of 90 Units (the "Maximum Offering"), subject to increase in our discretion to up to 800 units. Each Unit consists of 10,000 shares of our Common Stock and a three-year warrant to purchase 5,000 shares of our Common Stock at a purchase price of $4.50 per share. Each Unit is offered at a purchase price of $30,000 per Unit, which would result in gross proceeds to us of $2,700,000 to $21,000,000, depending upon the sale of the Minimum or Maximum Offering, respectively. The initial closing of the Offering may occur if, among other things, we accept subscriptions for the sale of the Minimum Offering. The Offering is being made by us pursuant to a Confidential Private Placement Memorandum and the description of the Offering provided herein is not to be construed as an offer to purchase securities. In connection with the Offering, we have engaged a placement agent to assist us in the sale of Units, and we have agreed to issue to the placement agent or its designees, up to 250,000 shares and five-year warrants to purchase up to 700,000 shares at a purchase price of $3.00 per share, assuming sale of the Maximum Offering.


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

Merger Consideration and Conversion of Securities

      As of the effective date of the Merger, there will be 1,500,000 shares of our Common Stock outstanding. Once the Merger becomes effective, the consideration for the Merger will be allocated to 20/20's stockholders, as well as the stockholders of Acquisition Corp., as follows:

      o Each share of common stock of 20/20 Acquisition will be converted into and become one fully paid and nonassessable share of capital stock of the surviving corporation.

      o Each share of 20/20 common stock will be converted into the right to receive one-half (1/2) of one share of our Common Stock.

      o Each share of 20/20 Series A Convertible Preferred Stock will be converted into the right to receive one-half (1/2) of one share of our Common Stock.

      o Each share of 20/20 Series B and Series C Convertible Preferred Stock will be converted into the right to receive one-half (1/2) of one share of our Common Stock at the closing of the Merger (the "Initial Exchange Amount"). In order to account for the dilutive effect with respect to the 1,500,000 shares of our Common Stock to be outstanding immediately prior to the closing of the Merger, 20/20's issuance of 991,000 shares to a pre-merger bridge lender, and the effective per share price of the shares sold in the Offering, the Merger Agreement provides for the issuance of additional shares of our Common Stock (the "Additional Shares") to holders of 20/20's Series B and Series C Convertible Preferred Stock at the closing of the Offering. The amount of Additional Shares to be issued, if any, shall be equal to the amount that the product of the Initial Exchange Amount multiplied by the "Ratchet Quotient" (defined below) exceeds the Initial Exchange Amount. The "Ratchet Quotient" is equal to: (x) 2.188982 (representing the stated value of 20/20's Series B and C Convertible Preferred Stock, $1.094491, multiplied by two, to give effect to the conversion ratio for 20/20's other outstanding shares at a 1:1/2 ratio) divided by the Blended Offering Price (defined below). The "Blended Offering Price" is the quotient obtained by dividing (i) the gross proceeds raised by us in connection with the Offering, calculated at the termination of the Offering, by (ii) the sum of 2,491,000 plus the aggregate number of shares of our Common Stock issued through the Offering, calculated as of the termination of the Offering; provided, however, that in no event shall the Blended Offering Price be greater than $2.188982.

      In order to effectuate this exchange of securities and to receive certificates representing their shares of our Common Stock, 20/20 stockholders must surrender their certificate(s) formerly representing ownership of 20/20 capital stock. Promptly after the Merger becomes effective, we will mail to each stockholder a letter of transmittal for delivery of such certificate(s) to us, along with instructions for use in effecting the surrender of these certificate(s). 20/20 stockholders must then deliver the certificates to us or, if the certificates are no longer available to the holder, must instead deliver an affidavit of lost certificate and indemnification or surety bond. 20/20 stockholders also must deliver to us the properly completed and duly executed letter of transmittal. Upon receipt of the certificate(s) and the completed letter of transmittal, we will issue new certificate(s) representing the number of shares of our Common Stock that the stockholder is entitled to receive in accordance with the conversion ratios above. Notwithstanding the above, we are not required to mail or cause to be mailed, a letter of transmittal to any 20/20 stockholder if the stockholder has previously agreed or consented to the exchange of certificates that are held in custody by 20/20 for the benefit of the 20/20 stockholder.


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

      In connection with the exchange of 20/20 capital stock for our Common Stock, no fractional shares of our Common Stock will be issued. Any fractional share of our Common Stock that a 20/20 stockholder would otherwise be entitled to receive as a result of the Merger shall be aggregated. If a fractional share of our Common Stock results from such aggregation, the number of shares required to be issued to such 20/20 stockholder shall be rounded up to the nearest whole number of shares of our Common Stock.

      In addition to the conversions of 20/20 capital stock, the following conversions will take place with respect to outstanding 20/20 options, warrants, notes and incentive awards:

      o Each option and warrant to acquire shares of 20/20 common stock will be converted into a right to acquire one half (1/2) as many shares of our Common Stock at an exercise price equal to two times the exercise price stated in the option or warrant, subject in all other respects to the terms and conditions of the original options and warrants.

      o Each right to acquire shares of 20/20 Series B Convertible Preferred Stock under 20/20 Series B Convertible Preferred Stock Warrants will be converted into a right to acquire one half (1/2) as many shares of our Common Stock at an exercise price equal to the Blended Offering Price, subject in all other respects to the terms and conditions of the original Series B Convertible Preferred Stock Warrant.

      o Each right to acquire shares of 20/20 Series C Convertible Preferred Stock under 20/20 Series C Convertible Preferred Stock Warrants will be converted into the right to acquire one half (1/2) as many shares of our Common Stock at an exercise price equal to the Blended Offering Price, subject in all other respects to the terms and conditions of the original Series C Convertible Preferred Stock Warrants.

      o All outstanding awards previously granted under 20/20's 2004 Long-Term Incentive Plan and 2005 Long-Term Incentive Plan will be exercisable solely for shares of our Common Stock, as adjusted by the exchange ratio of 1/2 share of our Common Stock for each one (1) share of 20/20 common stock. The Incentive Plans will continue as plans of ours.

      o Each outstanding 20/20 Series C Bridge Note will be convertible into units consisting of: (i) shares of our Common Stock (the "Conversion Shares") equal to the quotient obtained by dividing the principal amount of the Series C Bridge Note by the Blended Offering Price; and (ii) a warrant to purchase that number of shares of our Common Stock equal to the Conversion Shares multiplied by 0.25 at an exercise price equal to the Blended Offering Price. The terms of the 20/20 Series C Bridge Notes otherwise will remain unchanged.

      In connection with the exchange of 20/20 options, warrants and other rights, no fractional shares of our Common Stock will be issued. Any fractional share of our Common Stock that a 20/20 stockholder would otherwise be entitled to receive as a result of the Merger shall be aggregated. If a fractional share of our Common Stock results from such aggregation, the number of shares required to be issued to such 20/20 stockholder shall be rounded up to the nearest whole number of shares of our Common Stock.


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

Merger Closing

      The Merger will be consummated and become effective on the closing date, which will be the date on which the conditions to closing are fulfilled or waived in accordance with the Merger Agreement (other than conditions that can be satisfied only at the closing of the Merger, but subject to the fulfillment or waiver of those conditions), or on such other date as we and 20/20 may agree in writing.

Conditions to Closing

      Mutual Conditions to Each Party's Obligation

      The respective obligations of each party to the Merger Agreement to effect the Merger and the other transactions contemplated by the Merger Agreement are subject to the mutual satisfaction or waiver (where permissible) of the following conditions:

      o the applicable representations and warranties under the Merger Agreement must be true and correct in all material respects at and as of the closing date;

      o each party must have performed and complied with each of its agreements and conditions under the Merger Agreement in all material respects at and as of the closing date; and

      o there must not have been any event or circumstance resulting in a material adverse effect, and no event should reasonably be expected to result in a material adverse effect.

      Additional Conditions to the Obligations of Us and 20/20 Acquisition

      Our obligations and the obligations of 20/20 Acquisition to effect the Merger and the other transactions contemplated by the Merger Agreement are subject to the fulfillment of the following conditions, any of which may be waived in whole or in part by us:

      o we and 20/20 Acquisition must have received a certificate executed by 20/20's chief executive officer certifying that it has met the three mutual conditions set forth above;

      o the Merger must occur simultaneously with the initial closing of our Offering;

      o no action or proceeding before any court, governmental body or agency shall have been threatened, asserted or instituted to restrain or prohibit, or to obtain substantial damages in respect of, the Merger Agreement or the related transactions; and

      o we and 20/20 Acquisition must have received (a) certified copies of resolutions of 20/20's board of directors and stockholders authorizing  and  approving  the  Merger  and  certifying  that  the certificate of incorporation and bylaws of 20/20 previously delivered to us and 20/20 Acquisition have been validly adopted and not amended or modified; (b) a certificate of incumbency executed by 20/20's secretary; and (c) evidence as of a recent date of 20/20's good standing in the State of Delaware.


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

      Additional Conditions to 20/20's Obligations

      20/20's obligations to effect the Merger and the other transactions contemplated by the Merger Agreement are subject to the fulfillment of the following conditions, any of which 20/20 may waive in whole or in part:

      o 20/20 must have received a certificate executed by the respective presidents of us and 20/20 Acquisition certifying that we and 20/20 Acquisition have met the three mutual conditions set forth above;

      o 20/20 must have received the following: (a) certified copies of resolutions of our and 20/20 Acquisition's board of directors and the sole stockholder of 20/20 Acquisition authorizing and approving the Merger; (b) a certificate of incumbency executed by the respective secretaries of us and 20/20 Acquisition; (c) a certificate executed by the respective secretaries of us and 20/20 Acquisition certifying that the necessary governmental and agency consents have been obtained for the consummation of the Merger and that no actions have been threatened against us or 20/20 Acquisition in connection with the Merger Agreement; (d) a certificate of our transfer agent certifying certain information regarding our Common Stock; (e) a letter from our transfer agent certifying that the number of our shares of issued and outstanding as of the closing date of the Merger is no more than 1,500,000 shares; (f) the executed resignations of all of our directors and officers and executed releases from each of such officers and directors; (g) evidence as of a recent date of the good standing of us and 20/20 Acquisition in the respective states of incorporation; and (h) any additional supporting documentation that 20/20 may request.

      o certain of our stockholders must have executed an indemnification agreement providing for the payment of damages in accordance with the indemnification provisions explained herein;

      o 20/20 must be satisfied with the results of its due diligence investigation and evaluation of us and 20/20 Acquisition; and

      o not more than one percent (1.0%) of 20/20's stockholders must have exercised their rights to appraisal and payment under Section 262 of Delaware General Corporation Law.

Representations and Warranties

      The Merger Agreement includes various customary covenants, representations and warranties made by each of us, 20/20 and 20/20 Acquisition.

Additional Agreements Contained in the Merger Agreement

      Each of the parties to the Merger Agreement agrees to use its commercially reasonable best efforts to take any actions necessary to consummate the transactions contemplated by the Merger Agreement and to obtain any governmental or regulatory waivers, consents or approvals as necessary. 20/20 has agreed to use its reasonable best efforts to obtain from its stockholders approval of the Merger Agreement and the related transactions.


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

      Upon the closing of the Merger, we will change our corporate name to "20/20 Technologies Global Holdings, Inc." and will use our reasonable efforts to list our Common Stock for trading on the American Stock Exchange or the NASDAQ SmallCap Market.

Change in Directors and Officers

      In connection with the Merger, the size of our board of directors will be increased from two (2) directors to five (5) directors. Three directors designated by 20/20 (collectively, the "20/20 Directors"), will be appointed to fill the newly-created directorships, and our two incumbent directors will resign from our board of directors, and there will exist two vacancies on our board. These two vacancies will be filled by the board of directors once the board finds suitable candidates to fill such vacancies.

      Additionally, upon consummation of the Merger, we will accept the resignations of our executive officers. Concurrent with these resignations, our board of directors will appoint executive officers designated by 20/20.

Indemnification

      We have agreed to indemnify and hold harmless 20/20 and its stockholders, which we refer to collectively as the "indemnified parties," from, and to reimburse the indemnified parties for, any losses, liabilities, claims, damages, expenses, including, without limitation, costs of investigation and defense and reasonable attorneys' fees, or diminution of value arising from or in connection with:

      o any material inaccuracy in any of the representations and warranties of us and 20/20 Acquisition in the Merger Agreement or in any certificate thereunder, or any actions, omissions or statements of fact inconsistent with any such representations or warranties;

      o any failure by us and 20/20 Acquisition to perform or comply in any material respect with any covenant or agreement in the Merger Agreement;

      o any claim for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such party with us and 20/20 Acquisition in connection with any of the transactions contemplated by the Merger Agreement;

      o taxes attributable to any transaction or event occurring on or prior to the closing of the Merger;

      o any claim relating to or arising out of any liabilities reflected on the financial statements of us or with respect to accounting fees arising thereafter; or

      o any litigation, action, claim, proceeding or investigation by any third party relating to or arising out of the business or operations of us, or our actions or any holder of our capital stock prior to the effective time of the Merger.


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

      The representations, warranties, covenants and agreements of us and 20/20 Acquisition contained in the Merger Agreement, or any related instrument, will survive for a period of twelve (12) months after the closing of the Merger. However, neither we nor 20/20 Acquisition will have any liability with respect to any representation or warranty unless we are given a notice of the claim on or before the one-year anniversary of the closing date. The representations and warranties of 20/20 contained in the Merger Agreement or any related instrument will terminate at, and have no further force and effect after, the closing date. Our aggregate liability under the indemnification provisions of the Merger Agreement is limited to $500,000.

Termination of the Merger Agreement

      The Merger Agreement may be terminated and the Merger abandoned at any time prior to closing, before or after the approval by our stockholders, either by:

      o     mutual written consent of all the parties thereto;

      o 20/20, if we or 20/20 Acquisition (i) fail to perform in any material respect any of the agreements contained in the Merger Agreement as required to be performed by us on or prior to the closing date, or (ii) materially breach any of our representations, warranties or covenants contained in the Merger Agreement, and the failure or breach is not cured within thirty (30) days after the 20/20 has notified us of its intent to terminate the Merger Agreement;

      o us and 20/20 Acquisition, if 20/20 (i) fails to perform in any material respect any of its agreements contained in the Merger Agreement as required to be performed by 20/20 on or prior to the closing date, or (ii) materially breach any of its representations, warranties or covenants contained in the Merger Agreement, and the failure or breach is not cured within thirty (30) days after we have notified 20/20 of our intent to terminate the Merger Agreement;

      o any party to the Merger Agreement, if there is any order, writ, injunction or decree of any court or governmental or regulatory agency that prohibits or materially restrains the party from consummating the transactions under the Merger Agreement;

      o any party to the Merger Agreement, in the event the closing date has not occurred on or before May 31, 2005, for any reason other than delay or nonperformance of the party seeking termination;

      o 20/20, if 20/20 is not satisfied with the results of its due diligence investigation and this condition to closing is not complete on or prior to May 31, 2005; or

      o 20/20, if 20/20's board of directors determines in good faith, based upon advice of legal counsel, that termination is necessary to comply with its fiduciary duties under applicable law.

      Any termination of the Merger Agreement will relieve all parties of any liability or further obligation to any party under the Merger Agreement, with certain exceptions including, without limitation, idemnification obligations. Termination will not relieve any party from liability in the case of material breach of the Merger Agreement, however. If 20/20 terminates the Merger Agreement pursuant to a material breach by us, we must pay 20/20 a non-refundable fee of $50,000. If we terminate the Merger Agreement pursuant to a material breach by 20/20, 20/20 must pay us a non-refundable fee of $5,000.


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

Description of 20/20 and its Business

      20/20 is a holding company which operates primarily through its operating subsidiaries, 20/20 Technologies I, LLC, a Delaware limited liability company, and Magenta netLogic Ltd., a company limited by shares and incorporated under the laws of England and Wales. 20/20 is a network integration software and information company that focuses primarily on providing full-service consulting to assist clients in optimizing their telecommunications networks and also provides clients, on a global basis, accurate market information regarding circuit pricing and design via its proprietary exchange.

Item 9.01 Financial Statements and Exhibits

Exhibit           Description

10.1              Agreement  and Plan of Merger (the "Merger  Agreement")  dated
                  April 19, 2005, by and among Becoming Art, Inc., 20/20 Acquisition, Inc. and 20/20 Technologies, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 19, 2005

                                                BECOMING ART, INC.


                                                By:   /s/  Michael Hanson
                                                      --------------------------
                                                Its:  Chief Executive Officer


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